U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON,  D.C.  20549

                            ----------------------

                                   FORM  8-K

               CURRENT  REPORT  PURSUANT  TO  SECTION  13  OR  15(D)  OF
                          THE  SECURITIES  ACT  OF  1934

       Date  of  Report  (Date  of  earliest  event  reported):  March  17, 2005


                           ISLAND  RESIDENCES  CLUB,  INC.
            (Exact  name  of  registrant  as  specified  in  its  charter)

                                   Delaware
                (State  or  other  jurisdiction  of  incorporation)

                                   000-49978
                           (Commission  File  Number)

                                   20-2443790
                     (I.R.S.  Employer  Identification  No.)

            P.O.  Box  1947,  Noosa  Heads,  Queensland  4567,  Australia
              (Address  of  principal  executive  offices)  (Zip  Code)

     Registrant's  telephone  number,  including  area  code:  (61-7)  5474-1180


         (Former  name  or  former  address,  if  changed  since  last  report)

ITEM  5.01  OTHER  EVENTS

On March 17, 2005, by unanimous written consent of the sole shareholder of the Company Meridian Pacific Investments HK Ltd., in lieu of a meeting, resulted in a restructuring of the Company's management, Board, and ownership.

   Pursuant  to  the  resolutions  Island  Investments,  Inc,

(1)     changed  its  name  to  Island  Residences  Club,  Inc

(2) increased the authorized board to four members and appointed Graham J. Bristow and Bob Bratadjaja as additional directors and officers

(3) accepted the resignation of Joseph A. Joyce as Secretary, Treasurer and appointed Bob Bratadjaja to replace him

(4) Issued four million common shares to Meridian Pacific Investments HK Ltd at $2.50 per share in total consideration of $ 10 million dollars, for the transfer of four million shares of PT Island Concepts Indonesia Tbk and four million rights. The rights are issued as stay entitlements in the Bali Island Villas in Seminyak, Bali. These Villas have been developed by and are operated by, PT Island Concepts Indonesia Tbk for The Island Residences Club.

(5) Recorded a change in ownership of the 2,240,000 common shares currently held by Meridian Pacific Investments HK Ltd to be held by Meridian Pacific Investments HK Ltd For Benefit Of 525 Beneficial Holders

(6)     Prior  to  the  issuance  the  registrant  had  2,240,000  common shares

        Copy of the Share Purchase Agreement reflecting the issuance of the 4,000,000 shares is attached hereto as an exhibit. The foregoing description is modified by such reference.

The following table sets forth, as of March 17, 2005, certain information with respect to the Company's equity securities owned of record or beneficially by
(i) each officer and director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all directors and executive officers as a group.



TITLE OF CLASS NAME AND ADDRESS OF                       AMOUNT AND PERCENT OF
               BENEFICIAL OWNER (1)                       NATURE OF  CLASS (2)
                                                         BENEFICIAL
                                                          OWNERSHIP
-------------- ----------------------------------------  ---------- ----------
Common Stock   Meridian Pacific Investments HK Ltd. (3)   2,240,000        36%
               FBO 525 beneficial owners
               P.O. Box 1947, Noosa Heads
               Queensland 4567, Australia

Common Stock   Meridian Pacific Investments HK Ltd. (3)   4,000,000        64%
               P.O. Box 1947, Noosa Heads
               Queensland 4567, Australia

Common Stock   All Officers and Directors as a Group(3)   4,000,000        64%
               (4 persons)

--------------

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting investment power or has the power to acquire such beneficial ownership within 60 days.

(2)  Based  upon  6,240,000  shares  issued  and  outstanding.

(3) Meridian Pacific Investments HK Ltd. is majority owned and controlled by Graham J. Bristow.


The Company has located its offices to P.O. Box 1947, Noosa Heads, Queensland 4567, Australia, and its new telephone number is (61-7) 5474-1180.

The Company has also received notification from the United States Department of Treasury, Internal Revenue Service that the Employer Identification number fro the company is 20-2443790, effective March 18, 2004.


ITEM  7.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibits:

1.1 Agreement for the Purchase of Common Stock dated as of March 17, 2005 between Meridian Pacific Investments HK Ltd. and Island Residences Club, Inc

99.1  Resignation  letter


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


ISLAND  RESIDENCES  CLUB,  INC.



By:  /s/  John  R.  Kennerley                         Date:  March  17,  2005
------------------------------------
Name:  John  R.  Kennerley
Title:  Director